                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                               Pursuant to Section 13 or 15(d) of
                               The Securities Exchange Act of 1934

                                  MARCH 1, 2011
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
                      (Exact name of Registrant as specified in its charter)

                                    0-9437
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                             (Commission File No.)

                       ARIZONA                        86-0220694
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                   (State or other jurisdiction)    (IRS Employer Identification No.)

             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
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            (Address of Principal Executive Office)       (Zip Code)

                                 (480) 607-1010
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

(  ) Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement

The Company entered into an agreement, signed on February 22, 2011 but not effective until signatures were released on February 24, 2011, with Tim Slifkin, a member of the Company’s Board of Directors, and Tom Robinson, Executive Vice President of StarTrak Systems, LLC (“StarTrak”) and a named executive officer of the Company.  The agreement provides incentive compensation to Mr. Slifkin and Mr. Robinson upon the successful completion of the sale of StarTrak to ORBCOMM, Inc., a transaction disclosed in Form 8-K filed on Monday, February 28, 2011.

Item 9.01                Financial Statements and Exhibits

Exhibit 99.1           Settlement Agreement and Mutual Release

            SIGNATURES

                                                                         ALANCO TECHNOLOGIES, INC.
Date: March 1, 2011                                              By: /s/John A Carlson
                                                                               --------------------------
                                                                         Chief Financial Officer